SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 26, 2001
                                                 -----------------------------


                              GEORGIA POWER COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

  Georgia                              1-6468                      58-0257110
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
   of incorporation)             Number)                     No.)


241 Ralph McGill Boulevard, NE, Atlanta, Georgia                      30308
-------------------------------------------------------------------------------
           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (404) 506-6526
                                                  -----------------------------


                                                    N/A
-------------------------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Item 5.         Other Events.
                ------------
                On January 26, 2001, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series F 5.75% Senior Notes due January 31, 2003 (the "Series F Senior Notes") and $150,000,000 aggregate principal amount of its Series G 6.20% Senior Notes due February 1, 2006 (the "Series G Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-75193, 333-75193-01 and 333-75193-02) of the
Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.
            1 Underwriting Agreement, dated January 26, 2001, among the Company and Lehman Brothers Inc., BNY Capital Markets, Inc., Barclays Capital Inc. and Jackson Securities, Inc., as the Underwriters.

           4.2(a) Sixth Supplemental Indenture to Senior Note Indenture dated as of February 1, 2001, providing for the issuance of the Series F Senior Notes.

           4.2(b) Seventh Supplemental Indenture to Senior Note Indenture dated as of February 1, 2001, providing for the issuance of the Series G Senior Notes.

           4.7(a) Form of Series F Senior Note. (included in Exhibit 4.2(a) above).

           4.7(b) Form of Series G Senior Note. (included in Exhibit 4.2(b) above).

          12.1         Computation of ratio of earnings to fixed charges.

          23.1         Consent of Troutman Sanders LLP.

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 1, 2001              GEORGIA POWER COMPANY



                                        By
                                                 /s/ Wayne Boston
                                                     Wayne Boston
                                                  Assistant Secretary